                    WELLS FARGO LEADERS (SERIES I, IR AND II)
                             SEPARATE ACCOUNT SEVEN
                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                              FILE NO. 333-101933

  SUPPLEMENT DATED NOVEMBER 14, 2005 TO THE PROSPECTUS DATED NOVEMBER 1, 2005

             SUPPLEMENT DATED NOVEMBER 14, 2005 TO YOUR PROSPECTUS

The following corrects the disclosure in the Highlights Section of your prospectus:

Section I.(e) ("Contract Charges") is revised to reflect that the MAV Plus Death Benefit is not available if the Owner(s) or Annuitant is age 76 or older and only for Series II Contracts.

The following corrects the disclosure in the Section 7 ("State Variations") section of your prospectus:

   - MINNESOTA AND WASHINGTON -- The reference to New York should be removed.


  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.


HV-5329